POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of December, 2012.

/s/ Ryan Beach

Ryan Beach

President

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Ryan Beach, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of December, 2012.

              Notary Public: /s/Ashley C. Calabretto

Commission expires: September 5, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of December, 2012.

/s/ Todd P. Clarke

              Todd P. Clarke

Interested Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Todd Clarke, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of December, 2012.

              Notary Public: /s/Ashley C. Calabretto

Commission expires: September 5, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of December, 2012.

/s/ Eric Clarke

Eric Clarke

Interested Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Eric Clarke, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of December, 2012

.

Notary Public: /s/Ashley C. Calabretto

Commission expires: September 5, 2016

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN and ANDREW ROGERS, and each of them individually, as attorney-in-fact for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 20th day of December, 2012.

ATTEST:

ADVISORONE FUNDS

By: /s/ Brian Nielsen

By: /s/Ryan Beach

      Brian Nielsen, Secretary

            Ryan Beach, President

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Ryan Beach, President, and Brian Nielsen, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 20th day of December 2012.

Notary Public: /s/Ashley C. Calabretto

Commission expires: September 5, 2016